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                                                                    EXHIBIT 10.1

                         AMENDMENT TO CREDIT AGREEMENT

         This Amendment to Credit Agreement (this "Amendment") is made and entered into as of December 14, 2000 by and between OPTIO SOFTWARE, INC. (the "Borrower"), and FIRST UNION NATIONAL BANK (the "Lender");

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender have made and entered into that certain Credit Agreement, dated as of April 14, 2000, as amended (the "Original Credit Agreement" and, as amended hereby, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement);

         WHEREAS, pursuant to the Original Credit Agreement, the Lender has extended to the Borrower a loan facility in the original principal amount of up to $10,000,000;

         WHEREAS, Borrower desires to amend certain provisions of the Credit Agreement, and the Lender is willing to agree to the same on the terms and conditions set forth herein;

         NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

         SECTION 1.1 DEFINITION AMENDMENTS. The definitions of "Maturity Date" in Section 1.1 of the Credit Agreement hereby amended in its entirety to read as follows:

         "MATURITY DATE" means April 14, 2001.

         SECTION 1.2 NEW DEFINITIONS. The definitions of "LIQUID COLLATERAL" and "MARGIN AMOUNT" are hereby added to Section 1.1 of the Credit Agreement to read in their entirety as follows:

         "Liquid Collateral" means (i) cash or cash equivalents, which cash equivalents must be reasonably acceptable to Lender; (ii) stocks listed on the New York Stock Exchange, the American Stock Exchange or NASDAQ with a market capitalization of at least $500,000,000 and otherwise reasonably acceptable to Lender; and (iii) obligations of the United States of America or of agencies or authorities the principal of and interest on which is fully guaranteed by the United States of America; provided, for any such type of Collateral, Borrower shall execute and deliver such documentation as Lender may require in its sole discretion in order to perfect Lender's Lien on such Collateral (which Lien shall be subject to no other Liens).

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         "Margin Amount" means with respect to (i) Liquid Collateral described in clause (i) of the definition thereof, Liquid Collateral in an amount not less than 100% of the amount of the requested Loan advance; (ii) Liquid Collateral described in clause (ii) of the definition thereof, Liquid Collateral with a "value" of not less than 142.86% of the amount of the requested Loan advance; and (iii) Liquid Collateral described in clause (iii) of the definition thereof, Liquid Collateral with a "value" of not less than 111.12% of the amount of the requested Loan advance. In determining "value" for the purposes of clause (ii) hereof, Lender shall use the closing bid price of such stock(s), as reported on the day prior to the delivery day of such collateral in THE WALL STREET JOURNAL or other recognized national source, multiplied by the number of shares of such stock(s) delivered; and in determining "value" for the purposes of clause (iii) hereof, Lender may use any reasonable valuation method it determines is appropriate, including the most recent closing bid price for such obligations (rather than a stated par amount). None of any such Liquid Collateral shall be subject to any Lien other than the Lien granted by Borrower in favor of Lender.

         SECTION 1.3 COVENANT AMENDMENTS; RELATED DEFINITIONS. Sections 7.13 ("LEVERAGE RATIO") and 7.14 ("QUICK RATIO") of the Credit Agreement are hereby deleted. The definitions of "LEVERAGE RATIO", "FUNDED DEBT", "EBITDA", "INTEREST EXPENSE", "NET INCOME", "QUICK RATIO", "CURRENT ASSETS" and "CURRENT LIABILITIES" in Section 1.1 of the Credit Agreement, to the extent used in calculating such ratios, are hereby deleted.

          SECTION 1.4 AMENDMENT. Section 4.2 of the Credit Agreement is hereby amended to add a new subsection (d) to read in its entirety as follows:

         (d) COLLATERAL; DOCUMENTATION. Prior to any advance of Loan proceeds, Borrower shall have delivered to Lender Liquid Collateral in an amount not less than the Margin Amount for such advance, and Borrower shall have executed such documentation as Lender may require in its sole discretion in order for Lender to perfect its Lien (subject to no other Liens) on such Liquid Collateral.

         SECTION 1.5 EXHIBITS. Exhibit B to the Credit Agreement is hereby amended in its entirety to read in the form attached hereto as Exhibit B.

                                   ARTICLE 2.
                           CONDITIONS TO EFFECTIVENESS

          SECTION 2.1 CONDITIONS. The amendments to the Credit Agreement set forth in this Amendment shall become effective as of the date first above written (the "Effective Date") after all of the conditions set forth in Sections
2.2 through 2.4 hereof shall have been satisfied.

          SECTION 2.2 EXECUTION OF AMENDMENT. This Amendment shall have been executed and delivered by the Borrower.

          SECTION 2.3 CONFIRMATIONS OF GUARANTY. Muscato Corporation shall have executed and delivered confirmations of its Guaranty Agreement.

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          SECTION 2.4 REPRESENTATIONS AND WARRANTIES. (a) As of the Effective
Date, the representations and warranties set forth in the Credit Agreement, and the representations and warranties set forth in each of the Loan Documents, shall be true and correct in all material respects; (b) as of the Effective Date, no Defaults or Events of Default shall have occurred and be continuing;
(c) the Lender shall have received from the Borrower a certificate dated the Effective Date, certifying the matters set forth in subsections (a) and (b) of this Section 2.4.

          SECTION 2.5 LOAN FEE. Borrower shall have paid an amendment fee of $2,500, which fee has been fully earned by the Lender and is non-refundable in its entirety.

                                   ARTICLE 3.
                                  MISCELLANEOUS

          SECTION 3.1 ENTIRE AGREEMENT; NO NOVATION OR RELEASE. This Amendment, together with the Loan Documents, as in effect on the Effective Date, reflects the entire understanding with respect to the subject matter contained herein, and supersedes any prior agreements, whether written or oral. This Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, novation or release of the Credit Agreement or any other Loan Document. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue in full force and effect.

           SECTION 3.2 FEES AND EXPENSES. All fees and expenses of the Lender incurred in connection with the issuance, preparation and closing of the closing of the transactions contemplated hereby shall be payable by the Borrower promptly upon the submission of the bill therefor. If the Borrower shall fail to promptly pay such bill, the Lender is authorized to pay such bill through an advance of funds under the Revolver Loan or by debiting Borrower's accounts with Lender.

           SECTION 3.3 CHOICE OF LAW. This Amendment shall be construed and enforced in accordance with and governed by the internal laws (as opposed to the conflicts of laws provisions) of the State of Georgia.

           SECTION 3.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


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         WITNESS the hand and seal of each of the undersigned as of the date first written above.

                                             LENDER:

                                             FIRST UNION NATIONAL BANK

                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------

                                             BORROWER:

                                             OPTIO SOFTWARE, INC.

                                             By: /s/ C. WAYNE CAPE
                                                --------------------------------
                                             Title: President and CEO
                                                   -----------------------------

                                             Attest: /s/ CAROLINE BEMBRY
                                                    ----------------------------
                                             Title: Controler
                                                    ----------------------------

                                             [Corporate Seal]

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                                    EXHIBIT B
                               NOTICE OF BORROWING


First Union National Bank
999 Peachtree Street
Atlanta, Georgia 30309

Ladies and Gentlemen:

         This irrevocable Notice of Borrowing is delivered to you by Optio Software, Inc., a Georgia corporation (the "Borrower"), under Section 2.2(a) of the Credit Agreement, dated as of April 14, 2000, as amended (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and between the Borrower and First Union National Bank (the "Lender"). All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

          1. The Borrower hereby requests that the Lender make the Loan (the "Loan") in an aggregate principal amount of $_________________.

          2. The Borrower hereby requests that the Loan be made on the following Business Day: ________________.

          3. The Borrower will deliver Liquid Collateral consisting of:

----------------------------------------------------------------------------.

          4. The Margin Amount of Liquid Collateral required to be delivered is:
             a. ____ 100% [cash/ cash equivs] x $________ (line 1) = $__________
             b. ____  142.86% [listed stocks] x $________ (line 1) = $__________
             c. ____  111.12% [U.S. Gov.s] x $__________  (line 1) = $__________

          5. The Borrower will execute such security agreements as Lender may require in order to perfect Lender's security interest in the Liquid Collateral.

          6.

          7. The principal amount of all Revolving Loans outstanding as of the date hereof (including the requested Loan) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement

          8. The obligations of the Borrower and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are valid, binding, and enforceable obligations of such Persons as of the date hereof, both before and after giving effect to the Loan requested herein.

           9. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.


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           10. No Default or Event of Default exists, and none will exist upon the making of the Loan requested herein.

           11. The representations and warranties of the Borrower and the Subsidiaries under the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, both before and after giving effect to the Loan requested herein, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing this ____ day of ______________.




                                                OPTIO SOFTWARE, INC.

[CORPORATE SEAL]

                                                  By:___________________________
                                                  Name: ________________________
                                                  Title:________________________

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